Exhibit 10.4

Amendment to Security Agreement

This Amendment to Security Agreement is made as of January 1, 2009, by and between Celldex Therapeutics, Inc. successor in interest to Avant Immunotherapeutics, Inc. (“Borrower”) and MASSACHUSETTS DEVELOPMENT FINANCE AGENCY, a body politic and corporate created under Massachusetts General Laws Chapter 23G (“Lender”).

Recitals

Reference is made to the loan in the original principal amount of $1,104,000.00 as decreased in November 2004 to $904,000.00 (the “Loan”) made by the Lender to Borrower. The Loan is evidenced by that certain Promissory Note (the “Note”) and secured by that certain Security Agreement: Equipment (“Security Agreement”) both dated December 22, 2003. The Security Agreement and the Note, together with all other documents evidencing, securing, or otherwise delivered to the undersigned in connection with the Loan, are referred to, collectively, as the “Loan Documents.”

Borrower is requesting Lender’s consent to the sale of the portion of the Collateral (as defined in the Security Agreement) listed on Exhibit A hereto and its replacement with the equipment listed on Exhibit B hereto (the “Replacement Equipment”). Section 4(e)(iii) of the Security Agreement requires (i) that Lender determine that the replacement equipment has an aggregate market value equal or greater to the Collateral to be sold and (ii) that Borrower grant Lender a first priority security interest in the Replacement Equipment.

Now therefore Borrower and Lender agree as follows:

Pursuant to Section 4(e)(iii) of the Security Agreement, Lender consents to the sale of the portion of the Collateral listed on Exhibit A hereto and the substitution of the Replacement Equipment.

Borrower grants Lender a first priority security interest in the Replacement Equipment.

Borrower further ratifies, affirms, represents and acknowledges for the benefit of Lender, as follows:

All terms, provisions, agreements, covenants, and assignments in the Security Agreement, as amended hereby, are ratified and affirmed by Borrower.

All representations and warranties contained in the Security Agreement remain true as of the date hereof.

The Borrower acknowledges that its obligations under the Security Agreement, as amended hereby, remain in full force and effect and that the collateral described therein continues to secure the Loan and the Note as amended by the Note Amendment.

Executed under seal this      day of January, 2009.

MASSACHUSETTS DEVELOPMENT FINANCE AGENCY

By:	/s/ Laura L. Canter
	Name:	Laura L. Canter
	Title:	Executive Vice President Finance Programs

CELLDEX THERAPEUTICS, INC.

By:	/s/ Avery W. Catlin
	Name:	Avery W. Catlin
	Title:	SVP and CFO